Exhibit 10.2
ÎïÒµ×âÁÞºÏÍ— Lease Contract 3ö×âÈË£º çìÎ°Ì«ÑôÄÜ£¨Îäºº£©ÓÐÏÞ1«Ë3/4 £¨“1 /4×·1/2"£© Landlord: Jiawei Solar (Wuhan) Co., Ltd. (“Party A”) 3Ð×âÈË£º°—¸ñÌ«ÑôÄÜ£¨Îäºº£©ÓÐÏÞ1«Ë3/4 £¨"ÒÒ·1/2“£© Tenant£º Evergreen Solar (China) Co. Ltd. (“Party B”) ¸ù3/4ÝÖÐ»aÈËÃñ12ºÍ1úÓÐ1Ø·¨ÂÉ¡¢·¨1æ£—1/4×¡¢ÒÒË«·1/2ÔÚÆ 1/2µÈ×ÔÔ¸µÄ»ù´¡ÉÏ£—3/4ÓÑºÃÐÉÌÒ»Ö£—¶©Á¢±3/4×âÁÞºÏÍ—¡£ According to the laws and regulations of People’s Republic of China, Party A and B have reached an agreement through friendly consultation to conclude the following lease contract. µÚÒ»Ìõ ·¿ÎÝµÄ×øÂä¡¢Ãæ»ý¡¢×°ÐÞ¡¢ÉèÊ©Çé¿ö Article 1 Location, Area, Decoration and Equipment 1.1 1/4×· 1/2Í—Òâ 1/2«ÆäºÏ·¨ÓµÓÐµÄÎ»ÓÚºþ±±Îäºº¶«ºþ ¸ßÐÂ1/4 1/4Êõ¿a·¢ÇøÁ÷·1/4¶«Ò»2úÒµÔ°Ò»ºÅ·3ºÅ3ºÅ¥µÄÎïÒµ(ÒÔÏÂ3Æ Îa"3ö×âÎïÒµ"£©1/4°Æä¸1/2ÊôÉèÊ©ÔÚÁ1/4ºÃ1/ 4 °¿É×âÁÞµÄ×´Ì —ÏÂ×â¸øÒÒ·1/2ÓÃÓÚ3§·¿1/4°2Ö¿âÊ1ÓÃ¡£ÒÒ·1/2Ïò1/ 4×·1/23ÐÅµ£—3ö×âÎïÒµ1/2öÓÃ×÷±3/4µÚ1.1ÌõËùÈ·¶¨µÄÓÃÍ 3/4¡£¸1/21/4þ ÊÇÒÒ·1/2Ëù×âÁÞÎïÒµÏà1ØµÄÉè±¸ 1/4°ÉèÊ©Ò»ÀÀ±í¡£ 1.1 Party A hereby agrees to lease its property and attached facilities located at No.3 Road No.1, Liufang Dongyi Industrial Park, Donghu Gaoxin District, Wuhan, Hubei (“Leased Property”) in good and tenantable condition to Party B for use as plant and warehouse. Party B guarantees that the Leased Property can only be used for the purpose decided in this Article 1.1. Attached hereto in the list of equipments and facilities is a diagram of the space being leased to Party B. 1.2 ÎïÒµÃæ»ý 1.2 Area

1.2.1　作为厂房及仓库的出租物业的登记面积为 4,300 平方米（建设面积以政府房地产测量部门测量结果为准）。

1.2.1　The registered area of the Leased Property for the plant and warehouse is 4,300 square meters (Gross area is subject to the measuring result, which should be made by real estate measurement department of government).

1.3　所有需返还于甲方出租物业的装修及设备见合同附件。该附件作为甲方按照本合同约定交付乙方使用和乙方在本合同租赁期满交还该出租物业时的验收依据。任何其他附加於出租物业的装修及设备均属於乙方的财产，且乙方有权决定是否於租赁期满移除该等装修及设备.

1.3 The decorations and equipment of the Leased Property which are required to remain on the property when it is returned to Party A are indicated in the Attachment (List of equipment and facilities). The Attachment shall be the reference for inspection when Party A delivers the Leased Property to Party B and Party B returns the Leased Property to Party A at the expiration of the Lease Term. Any other decorations or equipment added to the property shall be the property of Party B and may be removed from the Leased Property if Party B so desires upon the termination of this Lease Contract.

第二条　甲方应提供房产证（或具有出租权的有效证明）、营业执照等证明文件，乙方应提供营业执照等证明文件。双方验证后可复印对方文件备存。

Article 2　Party A shall provide certificate of ownership of the Leased Property (or certificate of leasing the Leased Property) and its business license, as well as Party B shall provide its business license, to the other party for inspection. Both parties may make duplicates of those documents for record.

第三条　租赁期

Article 3　Lease Term

3.1　厂房的租赁期为_10_年，自 2010 年 2 月 15 日起至 2020 年 2 月 14 日止(以下称为"租赁期")。 甲方同意授予乙方二个为期五年的续租权，第一续租期的起始日为 2020 年 2 月 15_日 而到期届满日为 2025 年 2 月 14 日，第二续租期的起始日为 2025 年 2 月 15_日 而到期届满日为 2030 年 2 月 14 日。续租期间的月租金应按第

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3.1 The lease term for the plant area is ten (10) years, commencing on February 15 2010 and expiring on February 14, 2020 (“Lease Term”). Party A grants Party B an option to renew the lease for two additional five (5) year term, with the first renewal commencing on February 15, 2020 and expiring on February 14, 2025 and the second renewal commencing on February 15, 2025 to February 14, 2030, at monthly rental rates consistent with the terms stipulated in Article 4. 3.2 ×âÁÞÆÚÂú£—ÈçÒÒ·1/22»ÔÙ¸ù3/4Ý´ËÌõ¿îÐøÔ1/4£—1/ 4×·1/2ÓÐÈ¨ÊÕ»ØÈ«2¿3ö×âÎïÒµ£—ÒÒ·1/2Ó¦ÈçÆÚ1/2 »»13ö×âÎïÒµÓè1/ 4×·1/2¡£ ÒÒ·1/2ÈçÒaÇóÐø×â£—Ôò±ØÐëÔÚ×âÁÞÆÚÂúÈý¸öÔÂÖ®Ç°ÊéÃæÍ¨Öa1/4×·1/ 2£—3/4 1/4×·1/2Í—Òâºó£—ÖØÐÂÇ©¶©×âÁÞºÏÍ—¡£Èç1/ 4×·1/2ÔÚ×âÆÚ 1/2ìÂúºóÈÔÒa¶ÔÍâ3ö×âµÄ£—ÔÚÍ—µÈÌõ1/4þÏ£—ÒÒ·1/2 ÏíÓÐÓÅÏÈ3Ð×âÈ ¨¡£ 3.2 On expiration of the Lease Term, if Party B does not exercise its renewal option as described in Article 3.1, this contract in accordance with the terms and conditions herein, Party A has the right to repossess the entire Leased Property, and Party B shall deliver the Leased Property to Party A on schedule. If Party B exercises its option to renew this contract, Party B shall inform Party A in written three (3) months prior to the expiration of the Lease Term, and upon Party A’s consent, both parties shall extend this lease contract regarding to the Leased Property. If party A intends to lease the Leased Property to any other third party on expiration of the Lease Term, Party B has priority right to rent the Leased Property under the same terms and conditions offered to such third party. µÚËÄÌõ ×â1/2ð 1/4°Ö§¸¶·1/2Ê1/2 Article 4 Rent and Payment 4.1 ÔÂ×â1/2 ðÎa£º°ì1«ÓÃ·¿RMB14Ôa/Æ1/2·1/2Ã×£»3ö×âÎïÒµµÄÔÂ×â1/ 2ð×Ü¶îÎaÈËÃñ±Ò60,200Ôa£¨ÒÔÏÂ3ÆÎa"ÔÂ×â1/2ð"£©¡£ 4.1 The monthly rent is: RMB14 per square meter for the Leased Property . The total monthly rent for the Leased Property is RMB60,200 (“Monthly Rent”). 4.2 1/4×·1 /2Ó¦ÓÚÔµ×Ç°Ìá1©´ÎÔµÄÕýÊ1/2×â1/2ð·¢Æ±¸øÒÒ ·1/2£—×÷ÎaÖ§¸¶ÒÀ3/4Ý¡£ 4.2 Party A shall issue the official invoice for the following month rent to Party B by the end of calendar month for Party B’s payment process.

4.3 乙方按月支付甲方月租金，应在每个月的第十天以前将第 4.1 条中约定的月租金 RMB60,200 支付给甲方。

4.3 Party B shall pay the Monthly Rent RMB60,200 according to the Article 4.1 before the tenth day of every calendar month.

4.4 如乙方逾期支付月租金超过十个工作日，则自第十一个工作日起每天以月租金的 0.3%支付滞纳金；如乙方无故逾期支付租金超过三十天，双方共同协商解决。如无法达成一致，则视为乙方自动退租，甲方有权收回出租物业，并要求乙方支付逾期租金及滞纳金。

4.4 In case the Monthly Rent is more than ten (10) business days overdue, Party B shall pay 0.3% of Monthly Rent as overdue fine each day from the eleventh business day; if the Monthly Rent is more than thirty (30) business days overdue without any reason, both parties shall resolve this matter through friendly negotiation. If both parties cannot reach a mutual agreement, Party B shall be deemed to terminate this contract. In this situation, Party A has the right to take back the Leased Property and require Party B to pay the overdue Monthly Rent and overdue fine.

4.5 甲乙双方每两个租赁年度需要根据市场变化情况对租金进行调整以确定下二个年度的租金。如果该租赁年度到期前的第三个月同地区物业的租金增减幅度不超过现行租金的 5%，双方同意不对本合同确定的租金进行调整。如果这一租赁期间同地区的物业租金增减幅度超过 5%，双方同意对本合同所确定的租金进行相应的调整，但调整后租金增加的幅度不能超过本合同所确定有效租金的 10%。租金需要调整时，双方应在每两个租赁年度期满前的第三个月协商并达成书面协议。

4.5 Party A and Party B will review rent every other two years based on market price to decide the rent for next two years. If the market rent of the same area of similarly situated space on the third month prior to the expiration of the second rent year is + or - 5% of the then current rent, no adjustments need to be made. If the market rent of the same area of similarly situated space on the third month prior to the expiration of the second rent year is + or - 5% of the then current rent, the rent shall be adjusted accordingly. However, the increased rent shall not exceed 10% of the then current contracted rent price. The market price adjustment per this section, if applicable, needs to be negotiated and reached a

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written agreement 3 months prior to the second lease anniversary and each successive second anniversary thereafter. µÚÎåÌõ ±£Ö¤1/2ð Article 5 Security Deposit 5.1 ÎaÈ·±£3ö×âÎïÒµ1/4°ÆäÉèÊ©Ö®°2È«ÍêºÃ1/4°×âÁÞÆÚÄÚÏà1Ø·ÑÓÃÖ®ÈçÆÚ 1/2áËã£—ÒÒ·1/2Í—ÒâÓÚ×âÁÞÆÚµÚÒ»¸ö1/43/ 4¶ÈÒ»´ÎÐÔ Ö§¸¶¸ø1/4×·1/2ÈËÃñ±Ò180,600Ôa×÷ÎaÒÒ·1/2È·±£ºÏÍ —ÂÄÐÐÖ®±£Ö¤1/2 ð¡£ 5.1 To ensure the protection and good condition of the Leased Property and the attached facilities as well as the prompt payment and settlement of all related charges during the lease term Party B agrees to provide as a security deposit to Party A within the first quarter of the lease term with the equivalent of three monthly rent payments (RMB180,600) in a lump sum in order to ensure performance of the contract. 5.2 3ýºÏÍ—ÁíÓÐÔ1 /4¶¨Ö®Íâ£— 1/4×·1 /2Ó¦ÓÚ×âÁÞÆÚÂú »ò´ËºÏÍ—ÌáÇ°ÖÕÖ1Ö®ÈÕÇÒÒÒ·1/2Ç¨¿Õ¡¢µãÇå2¢¸¶ÇåËùÓÐÓ¦¸¶·ÑÓÃºó15ÌìÄÚ1/2« ±£Ö¤1/2 ðÈ«¶îÎÞÏ¢ÍË»1ÒÒ·1/2. 5.2 Unless otherwise provided in this contract, Party A shall return to Party B the entire security deposit without interest thereon upon expiration of the Lease Term or advanced termination of this contract provided that Party B has vacated the Leased Property and settled all related charges within fifteen days. 5.3 ÒòÒÒ·1/2 Î¥·´±3/4 ºÏÍ—µÄ1æ¶¨¶ø2úÉúµÄÎ¥Ô 1/41/ 2ð¡¢Ëð» µÅâ3¥1/ 2ðºÍÆäËüÏ à1Ø·ÑÓÃ£—1/ 4×·1/ 2¿ÉÔÚ±£Ö¤1/2ðÖÐµÖ ¿Û¡£Èç1û±£Ö¤ 1/2ð2»×ã ÒÔµÖ¿Û¸ÃÎ¥Ô 1/4 1/2ð¡¢Ëð»µÅâ3¥1/2ðºÍÆäËüÏà1Ø·ÑÓÃ£—1 /4×· 1/2 ÔÚÏà1ØÕþ ¸®2¿ÃÅÒÑ3/ 4È·ÈÏÒÒ·1/ 2Î¥·´±3/4ºÏÍ—¶øÓ¦3Ðµ£¸ÃÎ¥Ô1/4 1/2 ð£—Ëðº¦Åâ3¥ 1/2ðºÍÆäËüÏà1Ø·ÑÓÃµÄÇ°ÌáÏ£—¿ÉÒÔÒaÇóÒÒ·1/2Ö§¸ ¶2»×ã µÄ2¿·Ö¡£ÒÒ·1/ 2Ó¦ÔÚ1/2Óµ1/21/4×·1/2¸¶¿î Í¨Öa1/4 °Ïà1ØÕþ¸®2¿ÃÅ3ö3/4ßµÄÈÏ¶¨Ö¤Ã÷ºóµÄÊ®ÈÕÄÚÖ§¸¶2»×ãµÄ2¿·Ö¡£ 5.3 In case party B breaches this contract, party A has right to deduct the overdue fine, compensation for damage or any other relevant expense from the security deposit. In case the deposit is not sufficient to cover such overdue fine, compensation for damage or any other relevant expense, Party A has right to require Party B to pay the balance provided that the competent authorities have determined that Party B shall undertake such overdue fine, compensation for damage or any other relevant expense. Party B shall pay the balance within ten (10) days after receiving a written notice of payment and confirmation documents of competent authorities from Party A. µÚÁùÌõ ×âÁÞÆÚ1/4äÏà1Ø·ÑÓÃ1/4°Ë°1/2ð Article 6 Related fees and taxes 6.1 1/4 ×·1/2 Ó¦3Ðµ£µ Ä·ÑÓÃ 6.1 Fees by Party A 6.1.1 ×âÁÞÆÚ1/ 4ä£—3ö×âÎïÒµµ Ä·¿ÎÝºÍÍÁµØµÄË°Îñ·ÑÓÃÓÉ1/4×·1/2ÒÀ·¨ 1/2»ÄÉ¡ £Èç1û·¢ÉúÕþ ¸®ÓÐ1Ø2¿ÃÅÕ÷ÊÕ± 3/4º ÏÍ—ÖÐÎ´ÁÐ3öÏîÄ¿ µ«Óë¸Ã·¿ÎÝÓÐ1ØµÄ·ÑÓÃ£—Ó¦ÓÉ1/4×· 1/2¸ºµ££»µ«ÓÉÕþ ¸®ÏòÒÒ·1/ 2Õ÷ÊÕµÄË°Îñ·ÑÓÃ3ýÍâ¡£ 6.1.1 During the Lease Term, the tax for the Leased Property and the plot of land where the Leased property is located shall be paid by Party A. If there is any other relevant fees related to the Leased Property and the plot of land where the Leased property is located that are charged by the government but not indicated in this contract, Party A shall pay them other than the tax charged that is normally charged to Party B as the lessor by the government . 6.2 ÒÒ· 1/2Ó¦ 1/2»ÄÉµÄ·ÑÓÃ 6.2 Fees by Party B 6.2.1 ÒÒ·1/2Ó¦3Ðµ£×âÁÞÆÚÄÚÊµ1/4ÊÊ1ÓÃ¶ø2úÉúµÄË®¡¢µç¡¢Òº»¯Æø·Ñ2¢°´1/ 4×·1/2Ìá1©µÄ·ÑÓÃÇåµ¥, ÔÊ1/4 ·¢Æ±¸´Ó¡1/ 4þ1/ 4°Ë°ÎñÊÕ 3/4ÝÈçÆÚÏò 1/4×·1/21/2»ÄÉ¡£ 6.2.1 During the Lease Term, Party B is responsible for paying the charges in relation to water, electricity and gas occurred upon actual usage. Party B shall duly pay such charges to Party A as required according to the utility calculation, copies of original utility bills and tax receipt. 6.3 ±£ÏÕ 6.3 Insurance ÔÚ±3/4ºÏÍ—×âÁÞÆÚ1/4ä£º1/4×·1/2Ó¦×Ô·Ñ1ºÂòºÍ±£3Ö¶ÔÓ Ú3ö×âÎïÒµµÄ±£ÏÕ£—¸Ã±£ÏÕÓ¦×ãÒÔ±£Ö¤µ±±£ÏÕÊÂ1/4þ ·¢ÉúÒÔºóµÄÅâ3¥¿ ÉÒÔÂú×ã¶ÔÎïÒµµÄÐÞ¸´2¢±£Ö¤ÒÒ·1/2ÔÚ×âÁÞÆÚ1/4äµÄÕý3£Ê1ÓÃ¡ £2¢ÒÔÒÒ·1/2Îa12Í—±»±£ÏÕÈË£—±£ÏÕ·¶Î§Îa ×ÔÈ»ÔÖº¦¶øÒýÆðµÄ Ò»ÇÐ2Æ2úËðÊ§¡¢Ëð»µ £—µ«ÊÇ1/ 4×·1/ 2ÎÞÐèÎaÒÒ· 1/2 ¶Ô3ö×âÎïÒµµÄ¸ÄÔ ì¡¢1Ì¶¨Éè±¸¡¢¶¯2ú» òÈËÔ±1ºÂò±£ÏÕ ¡£

ÒÒ·1/21/2«×Ô·Ñ1ºÂò£¨»ò±»Ç¿ÖÆ1ºÂò£©ºÍ±£3Ö×ÛºÏÔðÈÎÏÕ£—°üÀ ¨ÈËÉíÉ Ëº¦ºÍ2Æ2úËðÊ§£—±£Ï Õ·¶Î§ÎaÒòÒÒ·1/ 2Ê1ÓÃ»òÕ1/4ÓÐ3ö ×âÎïÒµ¶øµ1/ 4ÖµÄÏà1ØË÷ÅâºÍÔðÈÎ£—µ«ÒÒ·1/2¿ÉÒÔ×ÔÖ÷3/4ö¶¨1ºÂò ÈÎºÎ»òÈ«2¿ÒÒ· 1/2ÐèÒaµÄ±£ÏÕ¡£ At all times during the Lease Term hereof: Party A, at its sole cost and expense, shall procure and maintain insurance coverage on the Leased Property and the insurance coverage shall be enough to recover the insured property and maintain Party B’s right to use the property, insuring the same against all loss or damage by natural disaster, provided that Party A shall not be required to insure Party B’s leasehold improvements, fixtures, personal property or personnel; and Party B, at its sole cost and expense, shall procure (or cause to be procured) and maintain comprehensive liability insurance including personal injury and property damage, insuring against related claims and liability arising out of the use or occupancy of the Leased Property by Party B, provided that Party B may self-insure any or all of Party B’s insurance requirements. Each party shall list the other party on its insurance as an additional insured or similar status as used by Chinese insurance providers for the purpose of requiring that the insurance provider give notice to the named party of any cancellation of the insurance policy. Evidence of such status will be provided. µÚÆßÌõ 1/4×·1/2µÄÒåÎñ Article 7 Party A’s Duties 7.1 1/4×·1/2±£Ö¤¶Ô3ö×âÎïÒµÓµÓÐºÏ·¨µÄËùÓÐÈ¨»òÊ1ÓÃÈ¨´Ó¶øÊ1µÃ1/4 ×·1/2ÓÐÈ¨ºÏ·¨3ö×â¸Ã3ö×âÎïÒµ¡£ÈçÒò·¿ÎÝÈ¨Êô3/4À·×¶ø¸øÒÒ ·1/2Ôì3ÉËðÊ§,ÓÉ1/4×·1/23Ðµ£¡£ 7.1 Party A guarantees to have legal ownership or right of use of the Leased Property that entitle Party A to lease the Leased Property. Party A shall undertake Party B’s losses caused by dispute concerning ownership or right of use of the Leased Property. 7.2 1/4×·1/2Ó¦ÓÚ2009Äê11ÔÂ1_ÈÕÇ°ÏòÒÒ·1/2Ìá1©3ö×âÎïÒµ£—Í—Ê±±£Ö¤ÒÒ· 1/2ÄÜ1»ÓÚ¸ÃÈÕÆð1/2ø3¡×°ÐÞ¡£ 7.2 Party A delivered the Leased Property to Party B on or about November 1, 2009 and guarantees that the Leased Property shall remain available to Party B for decoration. 7.3 ÔÚ×âÁÞÆÚÄÚ£—1/4×·1/2Ó¦±£Ö¤3ö×âÎïÒµµÄÊ1ÓÃ°2È«£—2¢¶ÔÓÚÆä3ö×âÎïÒµµÄ1/< FONT style="FONT-size: 60%">2á111/4°ÎÝ¶¥£—ÖÜ±ß·Ãæ1/4°Ë®µçÈ1/4ÆøµÈ1«ÓÃÉèÊ© 1/2øÐÐÊÊµ±µÄÎ—»¤¡£3ö×âÎïÒµ1/4°ËùÊôÉèÊ©µÄÎ—ÐÞ

ÔðÈÎ3ýË«· 1/2ÔÚ± 3/4ºÏÍ—1/4°213äÌõ¿îÖÐÔ1/4¶¨ Íâ£—3/4ùÓÉ1/4×·1/2¸ºÔð£¨ÒÒ·1/2Ê1ÓÃ2»µ±3ýÍâ£©¡£ 1/4×·1/2Ìá3ö1/2øÐÐÎ—ÐÞÐëÌáÇ°7ÈÕÊéÃ æÍ¨ÖaÒÒ·1/2£—ÒÒ·1/2Ó¦»ý1/4«ÐÖúÅäºÏ¡£ 7.3 During the Lease Term, Party A shall ensure the safety of the Leased Property. Party A is also responsible for proper maintenance of structure and roof of Leased Property as well as site access and utilities. Unless otherwise provided in this contract or any other supplement contract, Party A is responsible for the maintenance of the Leased Property and affiliates £¨except for the improper use by Party B£©. Party A shall give Party B a written notice seven (7) days in advance for the maintenance of the Leased Property and Party B shall provide necessary assistance. 7.4 1/4×·1/2¶ÔÒÒ·1/2×°ÐÞ×°ÊÎ2¿·Ö2»¸ºÓÐÐÞÉÉµÄÒåÎñ¡£ 7.4 Party A is not responsible for repairing or maintaining the decoration portions made by Party B. 7.5 ×âÁÞÆÚÄÚ1/4×·1/22»µÃÎÞ1ÊÊÕ»Ø3ö×âÎïÒµ£¨3ý·Ç±3/4ºÏÍ—ÁíÓÐ1æ¶¨£©£ —1/4×·1/2±£Ö¤ÒÒ·1/2¿É2»ÊÜ¸ÉÈÅµÄÏíÓÃ3ö×âÎïÒµ¡£ 7.5 Unless otherwise provided in this contract, Party A shall not repossess the Leased Property without any reason and insure that Party B can use the Leased Property without interference during the Lease Term. 7.6 ·2Ó¦ÓÉ1/4×·1/2Î—ÐÞµÄ2¿·Ö£—Èô1/4×·1/2 2»ÂÄÐÐÎ—ÐÞÒåÎñ,ÒÒ·1/2¿ÉÒÔ×ÔÐÐÎ—ÐÞ,Î—ÐÞ·ÑÓÃÓÉ1/4×·1/23Ðµ£¡£ÈçÒò´ËÔì3ÉÒÒ· 1/2ËðÊ§µÄ ,1/4×·1/2¸ºÔðÅâ3¥¡£ 7.6 Party B may repair or maintain the Leased Property by itself if Party A does not repair or maintain the portions that should be repaired or maintained by Party A, and Party A shall bear the cost of repair and maintenance and Party B’s relevant loss. 7.7 ÔÚ×âÁÞÆÚÄÚ£—1/4×·1/2ÈçÐè3öÊÛ¸Ã·¿ÎÝ£—Ó¦ÌáÇ°Èý¸öÔÂÍ¨ÖaÒÒ·1/ 2¡£ÒÒ·1/2ÔÚÍ—µÈÌõ1/4þÏÂÓÐÓÅÏÈ1ºÂòÈ¨¡£ 7.7 During the Lease Term, Party A should notify Party B three (3) months in advance if Party A intends to sell the Leased Property. Party B has the right of first refusal under the same terms and conditions offered to any other party.

7.8 ÈçÒò1/4×· 1/2ÔÒòµ1/4ÖÂÌáÇ°ÖÕÖ1ºÏÍ—µÄ£—3ý·ÇË«·1/2 Áí ÓÐÔ1/4¶¨£—1/4×·1/2Ó¦¶ÔÒÒ·1/2 Ç¨Ö·ºÍÓÉÓÚÇ¨Ö·¶øµ 1/4ÖµÄÒµÎñÖÐ¶ÏµÄËðÊ§1/2ø ÐÐ213¥¡£7.8 If this contract is terminated before the expiration date stipulated in Article 3.1 due to Party A’s cause, unless otherwise provided by both parties, Party A shall compensate Party B for the costs of relocation and business interruption that results from the relocation. 7.9 1/4×·1/2Ó¦ì¶×âÁÞÆÚÄÚÌá1©Ïàµ±3Ì¶ÈµÄÎïÒµ±£È«2¢ÔÊÐíÒÒ·1/2 µÄÖ°Ô±1/4°3Ð°üÉÌµÄ1ÜÀíÈËÔ±1/2øÈë1/4×·1/2µÄ2ÍÌü¡£ 7.9 During the Lease Term, Party A shall provide reasonable levels of on-site security and access to the existing cafeteria for Party B’s employees and contractors’ management. µÚ°ËÌõ ÒÒ·1/2µÄÒåÎñ Article 8 Party B’s Duties 8.1 ÒÒ·1/2Ó¦°´ºÏÍ—µÄ1æ¶¨£—°´Ê±Ö§¸¶ÔÂ×â1/2ð£—±£Ö¤1/2ð 1/4°ÆäËû¸÷ÏîÓ¦¸¶·ÑÓÃ¡£ 8.1 Party B shall promptly pay Monthly Rent, security deposit and other charges payable by it in accordance with the terms of this Contract. 8.2 ÒÒ·1/2Ó¦°®»¤Ê1ÓÃ3ö×âÎïÒµ£—ÈçÒòÒÒ·1/2µÄ1ýÊ§»ò1ý´íÖÂÊ13ö×âÎïÒµÊÜµ1/ 2Ëð»µ£¨Õý3£ËðºÄ3ýÍâ£©£—ÒÒ·1/2Ó¦3Ðµ£Î—ÐÞÔðÈÎ 1/4°Åâ3¥ÔðÈÎ¡£ 8.2 Party B shall use the Leased Property with care. If the Leased Property and the related facilities and accessories suffer any damage (except for the normal wear and tear) due to Party B’s negligence or misconduct, Party B shall be responsible for repair and compensate Party A such damages. 8.3 ÒÒ·1/2Ó¦°´±3/4ºÏÍ—µÄÔ1/4 ¶¨ºÏ·¨Ê1ÓÃ3ö×âÎïÒµ£—2»µÃÉÃ×Ô¸Ä±äÊ1ÓÃ ÐÔÖÊ£—2»Ó¦´æ·ÅÖÐ»aÈËÃñ12ºÍ1ú·¨ÂÉËù1/2ûÖ1µÄÎ£ÏÕÎï Æ·£—ÈçÒò´Ë·¢ÉúËðº¦£—ÒÒ·1/2Ó¦3Ðµ£È«2¿ÔðÈÎ¡£ 8.3 Party B shall use the Leased Property legally as agreed in this contract and must not change the purpose of such use without Party A’s consent. Party B shall not store any dangerous items which are prohibited by the laws of People’s Republic of China in the Leased Property and shall be fully responsible for any damages or losses thereof.

8.4 ÒÒ·1/2Èç¸Ä±ä·¿ÎÝµÄÄÚ2¿1/2á11»òÉèÖÃ¶Ô·¿ÎÝ1/2á11ÓÐÓ°ÏìµÄÉè±¸£—É è1/4Æ1æÄ£¡¢·¶Î§¡¢1¤ÒÕ¡¢ÓÃÁÏµÈ·1/2°¸3/4ùÐëÊÂÏÈÕ÷µÃ1/ 4× ·1/2µÄÊéÃæÍ—Òâºó·1/2¿ÉÊ©1¤¡£×âÁÞÆÚÂúºó»òÒòÒÒ·1/2ÔðÈÎµ 1/4ÖÂÌáÇ°ÖÕÖ1ºÏÍ—µÄ£—3ýË«·1/2ÁíÓÐÔ1/4¶¨Íâ£—ÒÀ¸1/2 ÓÚ·¿ÎÝµÄ×°ÐÞ 1é1/4×·1/2ËùÓÐ¡£ 8.4 If Party B needs to change the interior structure of the Leased Property or install any equipment which may affect the structure of the Leased Property, the design, scope, technical process and material etc. are subject to the prior written consent of Party A. Upon the expiration of the lease term or termination of this contract in advance due to Party B’s cause, unless otherwise provided by both parties, the decoration portions attached to the Leased Property shall belong to Party A. 8.5 Î´3/41/4×·1/2ÊÂÏÈÊéÃæÍ—Òâ£—ÒÒ·1/22»µÃ1/ 2«3ö×âÎïÒµ×a×â»ò×a1/2è¸øÆäËûµÄµÚÈýÕß¡£ 8.5 Without Party A’s prior written consent, Party B must not sublease or lend the Leased Property to a third party. µÚ3/4ÅÌõ ºÏÍ—µÄ±ä¸ü¡¢1/2â3ýÓëÖÕÖ1 Article 9 Modification, Dissolution and Termination 9.1 Ë«·1/2¿ÉÒÔÐÉÌ»ò3/4ÒÒ·1/2ÌáÇ°ì¶Áù¸öÔÂÍ¨Öa1/4 ´¿É±ä¸ü»òÖÕÖ1±3/4ºÏÍ—¡£ 9.1 Upon agreement of both parties or upon 6 months notice by Party B, this contract can be modified or terminated. 9.2 1/4×·1/2ÓÐÒÔÏÂÐÐÎaÖ®Ò»µÄ£—ÒÒ·1/2ÓÐÈ¨1/2â3ýºÏÍ—£º 9.2 P arty B shall be entitled to rescind this contract in the following situations: £¨1£© 2»ÄÜ°´ÕÕµÚ7.2ÌõµÄÔ1/4¶¨Ìá1©3ö×âÎïÒµ»òËùÌá1©µÄ3ö×âÎïÒµ2»·ûºÏºÏÍ—Ô1/4¶¨Ìõ 1/4þ£—ÑÏÖØÓ°ÏìÊ1ÓÃ£» (1) Party A can not provide the Leased Property according to Article 7.2 or the provided Leased Property is not in accordance with the contract, which severely affects the normal use of the Leased Property; £¨2£© 1/4×·1/2Î´3/4¡3ö×âÎïÒµµÄÐÞÉÉÒåÎñ£—ÑÏÖØÓ°ÏìÊ1ÓÃ£» (2) Party A fa ils in performing its repair or maintenance obligations, which severely affects the normal use of the Leased Property;

（3） 甲方未能按时支付与出租物业有关的税费，严重影响使用。

(3) Party A fails to duly pay any taxes in relation to the Leased Property and the plot of land where the Leased Property is located, which severely affects the normal use of the Leased Property.

9.3 房屋租赁期间，乙方有下列行为之一的，甲方有权解除合同，收回出租物业；

9.3 Party A shall be entitled to rescind this contract and repossess the Leased Property in the following situations:

（1） 未经甲方书面同意，转租、转借出租物业；

(1) Party B subleases or lends the Leased Property to any third party without written consent of Party A;

（2） 未经甲方书面同意，拆改变动出租物业结构；

(2) Party B changes the structure of the Leased Property without written consent of Party A;

（3） 损坏出租物业，在甲方提出的合理期限内仍未修复的；

(3) Party B damages the Leased Property and fails to repair it during a reasonable period of time required by Party A;

（4） 未经甲方书面同意，改变本合同约定的出租物业租赁用途；

(4) Party B changes the utility purpose of the Leased Property stipulated in this contract without written consent of Party A;

（5） 乙方不应存放中华人民共和国法律所禁止的危险物品，如因此发生损害，乙方应承担全部责任。

(5) Party B shall not store any dangerous items which are prohibited by the laws of People's Republic of China in the Leased Property and shall be fully responsible for any damages or losses thereof.

（6） 逾期未交纳按第 6.2 条的约定应当由乙方交纳的各项费用，已经给甲方造成严重损害的；

(6) Party B fails to pay the relevant fees which should be paid by Party B according to Article 6.2, which has caused material damage to Party A;

11

£¨7£© ÍÏÇ··¿×âÀÛ1/4ÆÈý¸öÔÂÒÔÉÏ¡£ (7) Party B fails to pay Monthly Rent for more than three (3) consecutive months. 9.4 ×âÁÞÆÚÂúºóÒÒ·1/2Î´ÄÜ°´ÕÕºÏÍ—3.1ÌõµÄÔ1/4 ¶¨Ìá3öÐø×âµÄ£—ºÏÍ—×Ô¶¯ÖÕÖ1¡£ 9.4 This contract is automatically terminated upon the expiration of the Lease Term provided that Party B has not exercised its renewal option stipulated in Article 3.1. 9.5 Òò2»¿É¿1Á¦ÒòËØµ1/4ÖºÏÍ—ÎÞ·¨ÂÄÐÐ3—1ýÈý¸öÔµÄ£—ºÏÍ—ÖÕÖ1¡£ 9.5 This contract shall be terminated if a Force Majeure event prevents the performance of this contract for more than three (3) months. µÚÊ®Ìõ ·¿ÎÝ1/2»¸¶1/4°ÊÕ»ØµÄÑéÊÕ Article 10 Inspection upon Delivery and Return 10.1 ÑéÊÕÊ±Ë«·1/212Í—2ÎÓë£—Èç¶Ô×°ÐÞ¡¢Æ÷ÎïµÈÓ21/4þ ÉèÊ©¡¢Éè±¸ÓÐÒìÒéÓ¦µ±3¡Ìá3ö¡£µ±3¡ÄÑÒÔ1/4ì2âÅÐ¶ÏµÄ£—Ó¦ÓÚÊ®ÎåÈÕÄÚÏò¶Ô·1/ 2Ö÷ÕÅ¡£ 10.1 Both parties shall participate in the inspection upon delivery and return. If there is any dispute about the decoration, facilities and equipment, it shall be raised on site. If it is difficult to make a judgment on site, any party shall notify its claims to the other party within fifteen (15) days. 10.2 ÒÒ·1/21/2»»11/4×·1/23ö×âÎïÒµÓ¦µ±±£3Ö3ö×âÎïÒµ1/ 4°ÉèÊ©¡¢Éè±¸µÄÍêºÃ×´Ì—£¨×ÔÈ»ËðºÄ3ýÍâ£©£—2»µÃÁô´æÎïÆ·»òÓ°Ïì3ö×âÎï ÒµµÄÕý3£Ê1ÓÃ¡£¶ÔÎ´3/4Í—ÒâÁô´æµÄÎïÆ·£—1/4×·1/2ÓÐÈ¨´¦ÖÃ¡£ 10.2 Party B shall r eturn the Leased Property and attached equipment in good status to Party A (except normal wear and tear) and shall not keep any items in the Leased Property that might affect the normal use of the Leased Property. For those items left in the Leased Property without Party A’s consent, Party A is entitled to dispose them. µÚÊ®Ò»Ìõ 1/4×·1/2Î¥Ô1/4ÔðÈÎ Article 11 Liability for Party A’s Default

11.1 1/4×·1/2Òò2»ÄÜÌá1©±3/4ºÏÍ—Ô1/4 ¶¨µÄ3ö×âÎïÒµ¶øµ1/4ÖºÏÍ—1/2â3ýµÄ£—Ó¦Ö§¸¶ÒÒ·1/2±3/ 4ºÏÍ—Äê×â 1/2ð×Ü¶î 20%µÄÎ¥Ô1/41/2ð¡£Äê×â1/2ðµÄ1/4ÆËã·1/2Ê 1/2ÎaÔÂ×â1/2ð3ËÒÔ12£¨ÒÔÏÂ3ÆÎa"Äê×â1/2ð"£©¡£1/4×·1 /23ýÓ¦°´Ô1/4¶¨Ö§¸¶Î¥Ô1/41/2ðÍâ£—»1Ó¦¶Ô3 —3öÎ¥Ô1/41/2ðÒÔÍâµÄËðÊ§1/2øÐÐÅâ3¥¡£ 11.1 If Party A fails to provide the Leased Property in accordance with this contract and leads to the termination of this contract, Party A shall pay penalties to Party B in an amount of 20% of the total annual rent. The annual rent is the amount of Monthly Rent times 12 (“Annual Rent”). Party A shall compensate any extra losses if the penalties are not sufficient to cover the losses suffered by Party B. 11.2 ÈçÒÒ·1/2ÒaÇó1/4×·1/21/4ÌÐøÂÄÐÐºÏÍ—µÄ£—1/ 4×·1/2Ã¿ÓâÆÚÌá1©3ö×âÎïÒµÒ»ÈÕ£—ÔòÃ¿ÈÕÓ¦ÏòÒÒ·1/2Ö§¸¶ÈÕ×â1/2 ð0.2 ±¶µÄÖÍÄÉ1/2ð¡£ÈÕ× â1/2ðµÄ1/4ÆËã·1/2Ê1/2ÎaÔÂ×â1/2 ð3ýÒÔ30£¨ÒÔÏÂ3ÆÎa"ÈÕ×â1/2ð"£©¡£1/4×·1/2»1Ó¦3Ðµ£ÒòÓâÆÚ1/ 2»¸¶¸øÒÒ·1/2Ôì3ÉµÄËðÊ§¡£ 11.2 If Party B still requires Party A to perform this contract, Party A shall pay for penalties in an amount of 0.2 times of the daily rent each delayed day. The daily rent is the amount of Monthly Rent is divided by 30 (“Daily Rent”). If there is any loss to Party B, Party A shall compensate. 11.3 ÓÉÓÚ1/4×·1/2µ¡ÓÚÂÄÐÐÎ—ÐÞÒåÎñ»òÇé¿ö1/2ô1/4 ±£—ÒÒ·1/2×éÖ¯Î—ÐÞµÄ£—1/4×·1/2Ó¦Ö§¸¶ÒÒ·1/2 ·ÑÓÃ»òÕÛµÖÔÂ ×â1/2ð£—µ«ÒÒ·1/2Ó¦Ìá1©ÓÐÐ§ Æ3/4Ö¤¡£ 11.3 If Party A fails to repair or maintain the Leased Property or in case Party B repairs the Leased Property in emergency, Party A shall pay for the relevant cost or deducted the cost from the Monthly Rent, provided that Party B provides effective payment invoices. 11.4 1/4×·1/ 2Î¥·´±3/4ºÏÍ—Ô1/4 ¶¨£—ÌáÇ°ÊÕ»Ø3ö×âÎïÒµµÄ£— Ó¦°´ÕÕºÏÍ—Äê×â1/2ðµÄ20%ÏòÒÒ·1/2Ö§¸¶Î¥Ô1/41/2ð£—ÈôÖ§¸¶µÄÎ¥Ô1/41/ 2ð2»×ãÃÖ21ÒÒ·1/2ËðÊ§µÄ£—1/4×·1/2 »1Ó¦¸Ã3Ðµ£Åâ3¥ÔðÈÎÖ±ÖÁ´ïµ 1/2ÃÖ21È«2¿ËðÊ§ÎaÖ1¡ £ 11.4 If Party A breaches this contract and repossess the Leased Property prior to the expiration of the Lease Term, Party A shall pay penalties to Party B in an amount of 20% of the Annual Rent. Party A shall compensate any extra losses if the penalties are not sufficient to cover the losses suffered by Party B.

11.5 1/4× ·1/2Òò·¿ÎÝÈ¨Êôè¦´Ã»ò·Ç·¨3ö×â·¿ÎÝ¶øµ1/4Ö±3/4ºÏÍ—ÎÞÐ§Ê±£—1/4×·1/2Ó¦Åâ3¥ÒÒ·1/2ËðÊ§¡£ 11.5 If this contract becomes null and void due to the ownership defect of the Leased Property or illegal lease actions of Party A, Party A shall compensate Party B’s losses. µÚÊ®¶þÌõ ÒÒ·1/2Î¥Ô1/4ÔðÈÎ Article 12 Liability for Party B’s Default 12.1 ×âÁÞÆÚ1/4ä£—ÒÒ·1/2ÓÐÏÂÁÐÐÐÎaÖ®Ò»µÄ£—1/4×·1/2 ÓÐÈ¨ÖÕÖ1ºÏÍ—£—ÊÕ»Ø3ö×âÎïÒµ£—ÒÒ·1/2Ó¦°´ÕÕºÏÍ—Äê×â1/2ðµÄ20%Ïò 1/4×· 1/2Ö§¸¶Î ¥Ô1/4 1/2ð¡£ÈôÖ§¸¶µÄÎ¥Ô1/41/2ð2»×ãÃÖ21 1/4×·1/2ËðÊ§µÄ£—ÒÒ·1/2»1Ó¦¸Ã3Ðµ£Åâ3¥ÔðÈÎÖ±ÖÁ´ïµ1/2 ÃÖ21È«2¿ËðÊ§ÎaÖ1¡£ 12.1 During the Lease Term, in the following situations, party A is entitled to terminate this contract and repossess the Leased Property. Party B shall pay penalties to Party A in an amount of 20% of the Annual Rent. Party B shall compensate any extra losses if the penalties are not sufficient to cover the losses suffered by Party A. £¨1£© Î´ 3/41/4×·1/2ÊéÃæÍ—Òâ£—1/2 «·¿ÎÝ×a×â¡¢×a1/2è¸øËûÈËÊ1ÓÃµÄ£» (1) Party B subleases or lends the Leased Property to other party without written consent of Party A; £¨2£© Î´3/ 41/ 4×·1/2ÊéÃæÍ—Òâ£—2ð¸Ä±ä¶¯3ö×âÎïÒµ 1/2á11»òËð»µ3ö×âÎïÒµ£» (2) Party B changes the structure of the Leased Property without written consent of Party A; £¨3£© ÒÒ·1/ 2\Ó¦°´±3/4ºÏÍ—µÄÔ1/4¶¨ºÏ·¨Ê1ÓÃ3ö×âÎïÒµ£—2»µÃÉÃ×Ô¸Ä±äÊ1ÓÃ ÐÔÖÊ£—2»Ó¦´æ·ÅÖÐ»aÈËÃñ12ºÍ1ú·¨ÂÉËù1/2ûÖ1µÄÎ£ÏÕÎï Æ·£—ÈçÒò´Ë·¢ÉúËðº¦£—ÒÒ·1/2Ó¦3Ðµ£È«2¿ÔðÈÎ¡£ (3) Party B shall use the Leased Property legally as agreed in this contract and must not change the purpose of such use without Party A’s consent. Party B shall not store any dangerous items which are prohibited by the laws of People’s Republic of China in the Leased Property and shall be fully responsible for any damages or losses thereof. £¨4£© ÍÏÇ··¿×âÀÛ1/4ÆÈý¸öÔÂÒÔÉÏµÄ¡£

(4) Party B fails to pay Monthly Rent for more than three (3) months. 12.2 ÔÚ×âÁÞÆÚÄÚ£—ÒÒ·1/2ÓâÆÚ1/2»ÄÉ±3/4ºÏÍ—Ô1/4¶¨Ó ¦ÓÉÒÒ·1/2¸ºµ£µÄ·ÑÓÃµÄ£—Ã¿ÓâÆÚÒ»Ìì£—ÔòÓ¦°´ÉÏÊö·ÑÓÃ×Ü¶îµÄ20%Ö§¸¶1/4×· 1 /2Ö ÍÄÉ1/2 ð¡£ 12.2 During the Lease Term, if Party B fails to pay the payable fees, Party B shall pay for penalties to Party A in an amount of 20% of the unpaid fees daily. 12.3 ÔÚ×âÁÞÆÚÄÚ£—ÒÒ· 1/2Î´ 3/4 1/4×· 1/2Í—Ò â£—ÖÐÍ3/4ÉÃ×ÔÍË×âµÄ £—ÒÒ·1/2Ó¦¸Ã°´ºÏÍ—×Ü×â1/2ð 20%µÄ¶î¶ÈÏò1/ 4×·1/2Ö§¸¶Î¥Ô1/41/2ð¡£ºÏÍ—×Ü×â1/ 2ðµÄ1/4ÆËã·1/2Ê1/2ÎaÄê×â1/2ð3ËÒÔ5¡£ÈôÖ§¸¶ µÄÎ¥Ô1/41/2ð2»×ãÃÖ211/4×·1/2ËðÊ§µÄ£—ÒÒ·1/ 2 »1Ó¦3Ðµ£Åâ3¥ÔðÈÎ¡£ 12.3 During the Lease Term, if Party B breaches this contract and terminates the contract without Party A’s consent, Party B shall pay penalties to Party A in an amount of 20% of the Total Rent. Total Rent shall be the amount of Annual Rent times 5. Party B shall compensate any extra losses if the penalties are not sufficient to cover the losses suffered by Party A. 12.4 ÒÒ·1/2 ÈçÓâÆÚÖ§¸¶×â1/2ð,Ã¿ÓâÆÚÒ»ÈÕ,ÔòÒÒ·1/2Ðë°´ÈÕ×â1/ 2ðµÄ0.2 ±¶Ö§¸¶ÖÍÄÉ1/2ð¡£×âÁÞÆÚÂú£—ÒÒ·1/2Ó¦ÈçÆÚ1/2»»13ö×âÎïÒµ¡£Ò Ò·1/2ÓâÆÚ1é »1£—ÔòÃ¿ÓâÆÚÒ»ÈÕÓ ¦Ïò1/4×·1/2Ö§¸¶ÈÕ×â1/2 ð0.2 ±¶µÄÖ ÍÄÉ1/2ð¡£ÒÒ·1/2»1Ó¦3Ðµ£ÒòÓâÆÚ1é»1¸ø1/4×·1/2 Ôì3ÉµÄËðÊ§¡£ 12.4 If Party B delay in pay for the rent, Party B shall pay for penalties in an amount of 0.2 times of the daily rent each delayed day. Upon the expiration of the Lease Term, Party B shall return the Leased Property to Party A on schedule. If Party B fails to return the Leased Property, Party B shall pay penalties to Party A in an amount of 0.2times of the Daily Rent each delayed day. In addition, Party B shall compensate Party A’s losses. µÚÊ®ÈýÌõ ÃâÔðÌõ1/4þ Article 13 Exemption Clause 13.1 Òò2»¿É¿1Á¦ÔÒòÖÂÊ1±3/4ºÏÍ—2»ÄÜ1/4ÌÐøÂÄÐÐ»òÔì3ÉµÄËðÊ§£—1/4×¡¢ÒÒ Ë«·1/2»¥2»3Ðµ£ÔðÈÎ¡£ 13.1 Both parties shall not be responsible for breach of this contract or any losses due to Force Majeure.

13.2 Òò1ú1 /4ÒÕþ2ßÐèÒa2ð3ý»ò¸ÄÔì3ö×âÎïÒµ£—Ê11/4×¡¢ÒÒË«·1/2 Ôì 3ÉËðÊ§µÄ£—»¥2»3Ðµ£ÔðÈÎ¡£ 13.2 Both parties shall not be responsible for breach of this contract or any losses due to the demolishment or reconstruction of the Leased Property by government for state policies. 13.3 ÒòÉÏÊöµÚ13.1ºÍ13.2ÖÐµÄÔÒò¶øÖÕÖ1ºÏÍ—µÄ£—×â1/2ð°´ÕÕÊµ1/4 ÊÊ1ÓÃÊ±1/4ä1/4ÆËã£—2»×ãÕûÔµÄ°´ÌìÊý1/4ÆËã¡£ 13.3 In case this contract is terminated due to the causes set forth in Article 13.1 and 13.2, the rent shall be calculated according to the actual rental period. If the rental period is not a whole month, the rent shall be calculated according to the actual rental days. 13.4 ±3/4ºÏÍ—ËùÖ¸2»¿É¿1Á¦ÏµÖ¸ “ 2»ÄÜÔ¤1/4û¡¢2»ÄÜ±ÜÃâ2¢2»ÄÜ¿Ë·þµÄ¿Í1ÛÇé¿ö “ ¡£ 13.4 Force Majeure a s referred in this contract means the objective circumstances that are unforeseeable, unavoidable and insurmountable. µÚÊ®ËÄÌõ ºÏÍ—µÄÉúÐ§ Article 14 Effectiveness of Contract ±3/4ºÏÍ—· 1/2Ò»3/4Ë«·1/2Ç©×Öºó1/4´·¢Éú· ¨ÂÉÐ§Á¦¡£Î´3/4Ë«·1/2ÊéÃæÍ—Òâ£—2»µÃÈÎÒâÖÕÖ1»òÐÞ¸Ä£—ÈçÓÐÎ´3/ 4¡ÊÂÒË£—1/4×¡¢ÒÒË«·1/2 ¿ÉÁíÐÐÐÉÌ¡£This contract shall become effective after signed by both parties. Any party must not terminate or amended this contract without other party’s written consent. Any matters that are not covered in this contract may be negotiated separately by both parties. µÚÊ®ÎåÌõ ÊÊÓÃ·¨ÂÉ Article 15 Applicable Laws ±3/4ºÏÍ—µÄ3ÉÁ¢£—ÆäÓÐÐ§ÐÔ¡¢1/2âÊÍ¡¢Ç©ÊðºÍ1/2â3/4 öÓëÆäËûÓÐ1ØµÄÒ» ÇÐ3/4À·×3/4ùÓ¦ÊÜÖÐ1ú·¨ÂÉµÄ1ÜÏ1/22¢ÒÀ3/4ÝÖÐ1ú·¨ÂÉ1 /2âÊÍ¡£

The formation, validity, interpretation, execution and dispute resolution of this contract shall be governed by the laws of the People’s Republic of China. µÚÊ®Áù¡¢ÕùÒéµÄ1/2â3/4ö Article 16 Dispute Resolution ·2ÒòÖ´ÐÐ±3/4ºÏÍ—Ëù2úÉúµÄ»òÓë±3/4ºÏÍ—ÓÐ1ØµÄÒ»ÇÐÕùÒé£—Ë«·1/ 2Ó¦Í¨1ýÓÑºÃÐÉÌ1/2â3/4ö£»ÐÉÌ2»3É£—Ó¦Ìá1/2»3ö×âÎïÒµËùÔÚ µØ·¨Ôº2Ã3/4ö¡£ In the case of disputes arising over this contract of any matters related hereto, the parties shall negotiate in good faith to resolve such disputes. If such negotiation fails, the parties shall submit the dispute to the court where the Leased Property is located. µÚÊ®ÆßÌõ¡¢ÆäËû Article 17 Miscellaneous 17.1 ±3/4ºÏÍ—ÓÉÖÐ¡¢Ó¢ÎÄÐ´3É¡£±3/4ºÏÍ—Ò»Ê1/2ËÄ·Ý£—1/4 ×¡¢ÒÒË«·1/2¸÷Ö´Á1/2·Ý£—3/4ù3/4ßÓÐÍ—µÈÐ§Á¦¡£ 17.1 This contract is written both in the Chinese and English languages. There are four (4) originals of this contract, two for Party A, two for Party B, and each of which shall be equally valid. 17.2 ±3/4ºÏÍ—¸1/21/4þÎa±3/4ºÏÍ—µÄÓÐÐ§×é3É2¿·Ö£—Óë± 3/4ºÏÍ—3/4ßÓÐÍ—µÈ·¨ÂÉÐ§Á¦¡£ 17.2 Any Attachment is the integral part of this contract. The Attachment and this contract are equally valid. ±3/4ºÏÍ—ÓÚ2009Äê11ÔÂ1ÈÕÔÚÖÐ1úºþ±±Ê¡ÎäººÊÐÇ©¶©¡£ This Contract is signed in Wuhan, Hubei, P.R.C on May 14, 2010 1/4×·1/2£º ÒÒ·1/2£º Party A: Party B: ¸ÇÕ£º ¸ÇÕ£º Seal: JIAWEI SOLAR (WUHAN) Seal: EVERGREEN SOLAR COMPANY LIMITED (CHINA) CO., LTD.

µØÖ·£º µØÖ·£º Address: Address: µç»°£º µç»°£º Telephone Number Telephone Number ´«Õæ£º ´«Õæ£º Fax Number: Fax Number:

附件

Attachment

设 施 、设 备 清 单

List of equipment and facilities

本《设施清单》为　　　　　　　　　　　　　（甲方）同　　　　　　　　　　　（乙方）所签订的房屋租赁合同的附件。

This list is an attachment to the lease contract between Party A and Party B signed on ________, 2010

甲方向乙方提供以下设施、设备：

The equipments and facilities provided by Party A to Party B are as following:

一、[insert or attach a description]

二、

三、

四、

五、

六、

七、

八、

九、

十、

19